                                                                  EXHIBIT 10.173

             NINTH ADDENDUM TO AMENDED REGISTRATION RIGHTS AGREEMENT


        This Ninth Addendum ("Addendum") to the Amended Registration Rights Agreement dated June 24, 1994, as amended through the date hereof ("Registration Rights Agreement") between Ligand Pharmaceuticals Incorporated (the "Company") and SmithKline Beecham plc ("Investor") is effective as of April 24, 1998.

                                    RECITALS

        A. As of the date hereof, the Company has issued (i) 274,423 shares of the Company's Common Stock (the "Shares") to Investor pursuant to Section 1.1(a) of that certain Stock Purchase Agreement dated as of March 17, 1998 among the Company and Investor (the "Purchase Agreement") and (ii) warrants exercisable into 150,000 shares of the Company's Common Stock (the "Warrant Shares") to Investor pursuant to Section 1.1(c) of the Purchase Agreement.

        B. This Addendum serves to include the Shares (and the Warrant Shares, when and if issued) within the definition of "Registrable Securities" under the Registration Rights Agreement and to modify Schedule A to the Registration Rights Agreement to include such Shares, all pursuant to Section 2.6(a) of the Registration Rights Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Registration Rights Agreement, the parties agree as follows:

        1. Section 1.1, paragraph (f) of the Registration Rights Agreement is hereby restated in its entirety as follows:

               "(f) The term "Registrable Securities" means (i) the 6,150,085 shares of Class B Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued upon conversion of the Company's Preferred Stock to the holders thereof and in the amounts set forth on Schedule A attached hereto, (ii) the Common Stock issuable or issued upon exercise of those warrants issued to certain Existing Investors and pursuant to which such Existing Investors were previously granted registration rights by the Company, (iii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes issued to American Home Products Corporation pursuant to the Stock and Note Purchase Agreement dated September 2, 1994, (iv) the 35,957 shares of Common Stock issuable or issued upon exercise of the Warrant issued to Genentech, Inc. in connection with the merger of L.G. Acquisition Corp., a wholly-owned subsidiary of the Company, with and into Glycomed Incorporated, which shares are reflected on Schedule A attached to the Fourth Addendum to this Agreement, (v) the 164,474 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to S.R. One, Limited pursuant to a Stock and Note Purchase Agreement dated February 3, 1995 ("Stock and Note Purchase Agreement"), which shares are reflected on Schedule A attached to the Eighth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Note dated October 30, 1997 issued pursuant to the Stock and Note Purchase Agreement (and upon such conversion of the Notes, Schedule A shall be updated to include such shares), (vi) the 274,423 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to the Investor pursuant to the Purchase Agreement, which shares are reflected on Schedule A attached hereto, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of that certain Common Stock Purchase Warrant issued to Investor pursuant to the Purchase Agreement (and upon such conversion of such Warrant, Schedule A shall be updated to include such shares), and (vii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii), (iv), (v) and (vi) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned."

        2. Schedule A of the Registration Rights Agreement is hereby restated in its entirety as attached to this Addendum.

        3. This Addendum may be executed in one or more counterparts.

        4. This Addendum shall be binding upon the Company, Investor and each holder of Registrable Securities and each future holder of Registrable Securities pursuant to Section 2.6(a) of the Registration Rights Agreement.



                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.


SMITHKLINE BEECHAM PLC                   LIGAND PHARMACEUTICALS
                                         INCORPORATED



By: /s/ DONALD F. PARMAN                 By: /s/ WILLIAM L. RESPESS
   ----------------------------------       ------------------------------------

Title: Attorney-in-fact                  Title: Sr. V.P., General Counsel,
      -------------------------------          ---------------------------------
                                                Government Affairs
                                               ---------------------------------

                      [SIGNATURE PAGE TO NINTH ADDENDUM TO
                     AMENDED REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A
                                       to
                               Ninth Addendum to
                     Amended Registration Rights Agreement



                          Name                                       Shares
                                                                     Issued
Allergan Pharmaceuticals (Ireland) Ltd., Inc.                      1,343,125
American Home Products Corporation                                   374,626
American Home Products Corporation                                   374,626
American Home Products Corporation                                   249,749
American Home Products Corporation                                   124,875
Aspen Venture Partners, L.P.                                           2,659
Enterprise Partners                                                    3,745
Genentech, Inc.                                                       35,957
Kleiner Perkins Caufield & Byers                                       7,688
ML Venture Partners II, L.P.                                           2,417
S.R. One, Limited                                                    164,474
SmithKline Beecham                                                   274,423
Venrock Associates                                                     3,441
Venrock Associates II, L.P.                                            1,540
Windsor Venture Lease Partners Ltd., Inc.                                283
           Total:                                                  2,963,628